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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
GOLDEN STATE VINTNERS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials:
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

October 15, 2002

Golden State Vintners, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF
GOLDEN STATE VINTNERS, INC.

To be held on November 15, 2002

TO ALL STOCKHOLDERS:

        It is with great pleasure that we invite you to the Annual Meeting of Stockholders of Golden State Vintners, Inc., which will be held at 10:00 a.m., Pacific time, on Friday, November 15, 2002, at the offices of Golden State Vintners' at 607 Airpark Road, Napa, California, for the following purposes:

        1.    Election of directors for the ensuing year.

        2.    Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2003.

        3.    Approval of the amendment of the 1996 Stock Option Plan to increase the number of shares of the Company's Class B Common Stock available for issuance thereunder by 500,000 from 1,393,925 to 1,893,925.

        4.    Approval of the amendment of the 1998 Director Stock Option Plan to increase the number of shares of the Company's Class B Common Stock available for issuance thereunder by 100,000 from 348,000 to 448,000.

        5.    Consideration and action on any other matter properly brought before the meeting.

        Stockholders of record as of the close of business on September 24, 2002, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.

        You are requested to date, complete and sign the enclosed proxy, which is solicited by the Company's Board of Directors, and to return it promptly in the envelope provided. Even if you return this proxy, and you later decide to attend the Annual Meeting, you may vote your shares in person by completing a ballot or proxy at the meeting.

                      By Order of the Board of Directors,

                      Jeffrey J. Brown
                      Chairman of the Board

Napa, California
October 16, 2002

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

Golden State Vintners, Inc.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

November 15, 2002

INFORMATION CONCERNING THE SOLICITATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Golden State Vintners, Inc., a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders of the Company, to be held at 10:00 a.m., Pacific time, on Friday, November 15, 2002, at the Company's offices at 607 Airpark Road, Napa, California and any adjournments thereof (the "Meeting").

        Holders of the Company's Class A Common Stock and Class B Common Stock (collectively the "Common Stock") of record as of the close of business on September 24, 2002, the record date fixed by the Board, will be entitled to notice of, and to vote at, the Meeting. As of the record date, 4,342,528 shares of Class A Common Stock and 5,170,459 shares of Class B Common Stock were issued and outstanding. Holders of Class A Common Stock are entitled to cast ten votes for each share held of record by them, or a total of 43,425,280 votes, on each proposal submitted to a vote at the Meeting. Holders of Class B Common Stock are entitled to cast one vote for each share held of record by them, or a total of 5,170,459 votes, on each proposal submitted to a vote at the Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Company at the address set forth above at any time before it is exercised, or (ii) voting in person at the Meeting.

        The Company's Secretary and President were appointed by the Board as the persons to receive and vote the proxies at the Meeting. All properly executed proxies returned in time to be counted at the Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board by so marking the proxy in the space provided thereon. Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the choice specified. If no choice is specified, the proxy will be voted as follows:

        Proxy Item No. 1. FOR election of management's proposed slate of directors, as set forth herein.

        Proxy Item No. 2. FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal year ending June 30, 2003.

        Proxy Item No. 3 FOR approval of the amendment of the 1996 Stock Option Plan to increase the number of shares of the Company's Class B Common Stock available for issuance thereunder by 500,000 from 1,031,093 to 1,531,093.

        Proxy Item No. 4 FOR approval of the amendment of the 1998 Director Stock Option Plan to increase the number of shares of the Company's Class B Common Stock available for issuance thereunder by 100,000 from 348,000 to 448,000.

        The Board knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, including any proposal to adjourn the Meeting, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

        An Annual Report to Stockholders on Form 10-K, containing financial statements for the fiscal year ended June 30, 2002 is being delivered with this Proxy Statement to all stockholders entitled to vote. This Proxy Statement, Annual Report and the form of proxy were first mailed to stockholders on or about October 16, 2002.

VOTING PROCEDURES

        The presence, in person or by proxy, of at least a majority of the outstanding shares of each class of Common Stock entitled to vote at the Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or votes withheld by brokers in the absence of instructions from street-name holders ("broker non-votes") will be counted as present for purposes of determining the presence or absence of a quorum for the Meeting. Abstentions will be counted towards the tabulation of votes cast on proxy items submitted to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proxy item has been approved.

HOW CAN YOU VOTE

        Stockholders of record can give a proxy to be voted at the Meeting by mail. Stockholders should return a signed proxy card to the Company before the Meeting.

        Stockholders may specify whether shares should be voted for all, some, or none of the nominees for director (Proxy Item No. 1); approve, disapprove, or abstain from the ratification of the Company's independent auditors (Proxy Item No. 2); approve, disapprove or abstain from the approval of the increase of the number of shares of Class B Common Stock available for issuance under the 1996 Stock Option Plan (Proxy Item No. 3); and approve, disapprove or abstain from the approval of the increase in the number of shares of Class B Common stock available for issuance under the 1998 Director Stock Option Plan (Proxy Item No. 4).

        On all matters, the holders of Class A Common Stock and the holders of Class B Common Stock vote together as a single class, with each Class A share entitled to ten votes, or a total of 43,425,280 Class A votes, and each Class B share entitled to one vote, or a total of 5,170,459 Class B votes.

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting as specified in such proxies. A stockholder submitting a proxy may revoke it at any time before it is voted at the Meeting by notifying the Secretary of the Company in writing of such revocation, by properly executing a later-dated proxy, or by voting in person at the Meeting.

ELECTION OF DIRECTORS
(Proxy Item No. 1)

        Management is proposing and supports election of all eight of the nominees named herein.

        All of the nominees for election are currently members of the Company's Board.

        At the Meeting, directors will be elected to serve until the 2003 Annual Meeting or until their successors have been duly elected and qualified. Each nominee has consented to be named in this Proxy Statement and has consented to serve as a director if so elected and qualified. The Company has no reason to believe that any of the nominees will not be available to serve; if, however, any nominee should for any reason become unable or unwilling to serve, the Company's Bylaws permit the Board to vote to fix the number of directors at a lesser number, but not less than six (6), or direct that the shares represented by proxies received by the Company be voted for the election of such person as the Board may recommend, in place of the unavailable nominee.

DIRECTOR-NOMINEES

Name	Age	Position
Jeffrey J. Brown(1)	41	Chairman of the Board of Directors, Assistant Secretary and Director
Jeffrey B. O'Neill	45	Chief Executive Officer and Director
Nicholas B. Binkley	56	Director
Lawrence R. Buchalter(2)	43	Director
David Gale	43	Director
Paul M. Ginsburg(2)	58	Director
W. Scott Hedrick(1)	57	Director
Jean-Michel Valette(2)	42	Director

(1)
Member of the Compensation Committee
(2)
Member of the Audit Committee

        Jeffrey J. Brown has been a director of the Company since April 1995 and has served as Chairman of the Board and Assistant Secretary since October 1996. Since June 1993, Mr. Brown has been an executive officer and director of Forrest Binkley & Brown Venture Co. ("Venture Co."), the general partner of Forrest Binkley & Brown L.P. ("FBB") and the managing partner of SBIC Partners. Prior to the formation of FBB in June 1993, Mr. Brown was a Senior Vice President of BankAmerica Venture Capital Corporation, a position he held from April 1992 to May 1993. He currently serves on the Board of Directors of a number of private companies.

        Jeffrey B. O'Neill has been a director of the Company since April 1995 and has served as the Company's Chief Executive Officer since January 2000. From October 1996 to January 2000 and from May 2002 to present, Mr. O'Neill has served as President and Chief Executive Officer. From July to October of 1996, Mr. O'Neill served as Executive Vice President of the Company. Mr. O'Neill joined the predecessor to the Company in 1981 as a grape buyer and has held a number of executive positions with the Company's predecessor entities, including as the President and Chief Executive Officer of Golden State Vintners since 1996. He currently serves on the boards of directors of several leading agricultural concerns, including Fresh Express Inc.

        Nicholas B. Binkley has been a director of the Company since October 1996. Since June 1993, Mr. Binkley has been an executive officer and director of Venture Co. Prior to the formation of FBB, Mr. Binkley was Vice Chairman of the board of directors of BankAmerica Corporation, a position he held from April 1992 through May 1993. He currently serves on the board of directors of Vista Medical Technologies, Inc., a medical device company, as well as a number of private companies.

        Lawrence R. Buchalter has been a director of the Company since February 2001. Mr. Buchalter recently retired as a partner and managing director of Goldman Sachs, where his most recent roles included managing the firms high-yield debt new issue business, managing all e-Commerce initiatives for the Fixed Income, Currency and Commodities Division, and starting and serving as CEO for BondBook, LLC, an industry initiative to create an anonymous exchange for the bond market. Prior to Goldman Sachs, Buchalter served in various engineering roles at DuPont and ITT Corporation.

        David Gale has been a director of the Company since September 2002. Mr. Gale has served as President of Delta Dividends Group, Inc., a firm that invests primarily for its own account in preferred stocks and corporate bonds, since 1992. In addition, Mr. Gale serves on the Board of Directors of Preferred Income Fund and Preferred Income Opportunity Fund.

        Paul M. Ginsburg has been a director of the Company since May 2002. Mr. Ginsburg most recently served as Executive VP, Strategic Planning and Business Development of Kendall-Jackson Wine Estates, where he was responsible for all of the company's merger, acquisition, investment and commercial banking activities. Prior to that, he served as Senior VP, International of Kendall Jackson, where he oversaw sales and operations outside of the US including distributor relations and winery and vineyard development. Mr. Ginsburg was also a partner at the law firm of Shartsis, Friese, and Ginsburg, where he focused on federal, state and international taxation. Mr. Ginsburg currently serves on the boards of numerous organizations including The National Public Radio Foundation, Stanford Law School Board of Visitors and the Dean's Strategic Council, Henry's Fork Foundation, and KRCB Public Television and Radio.

        W. Scott Hedrick has been a director of the Company since April 1998. Since 1979, Mr. Hedrick has served as a general partner of InterWest Partners, a venture capital firm that he co-founded. Mr. Hedrick also serves on the boards of directors of Office Depot, Inc., as well as a number of private companies.

        Jean-Michel Valette has been a director of the Company since April 2001. Mr. Valette is currently an independent advisor to branded consumer companies and most recently served as president and chief executive officer of Franciscan Estates, Inc., the Fine Wine Division of Constellation Brands, Inc. Previously, he was a managing director of Hambrecht & Quist LLC, where he founded and led Hambrecht & Quist's Branded Consumer practice. Before joining H&Q, Valette co-founded a London-based investment and consulting firm, and also was a consultant with The Boston Consulting Group in Munich. Mr. Valette currently serves on the boards of directors of Select Comfort, Inc. and Peet's Coffee & Tea, Inc. as well as a number of private companies.

RECOMMENDATION

        The Board of Directors recommend a vote "For" Management's nominees.

VOTE REQUIRED

        The nominees receiving a plurality of the affirmative votes of the shares entitled to be voted shall be elected as directors.

OTHER EXECUTIVE OFFICERS

        The executive officers and key employees of the Company are as follows:

Name	Age	Position
Jeffrey B. O'Neill	45	Chief Executive Officer, President and Director
John G. Kelleher	44	Chief Financial Officer and Secretary
Michael B. Drobnick	46	Vice President, Bulk Sales
Jon M. Powell	46	Vice President, Operations
Jay Essa	59	Vice President, Sales and Marketing

        John G. Kelleher joined the Company in January 2001 as Chief Financial Officer and Secretary. He was most recently Chief Financial Officer of Cucina Holdings, a privately held manufacturer and retailer of specialty coffee and related food products.

        Michael B. Drobnick joined the Company in 1985 and has served as Vice President, Bulk Sales since January 1996. Prior to joining the Company, Mr. Drobnick held various sales management positions with different wine distributors.

        Jon M. Powell joined the Company in July 2000 as Vice President, Operations. Mr. Powell has general management responsibility for the Company's six California production facilities. Mr. Powell's prior experience includes seven years as Production Manager at Sutter Home Winery and twelve years in various production management roles at E&J Gallo Winery, the Seagram Company and the bottling operations at Anheuser-Busch.

        Jay Essa joined the Company in August 2001 as Vice President, Sales and Marketing. Mr. Essa served as Vice President International Marketing and Western Division Manager for Palm Bay Imports. Prior experience also includes executive positions at Geerling & Wade, Inc. and E & J Gallo Winery.

        Officers serve at the discretion of the Board. Mr. O'Neill is married to the sister of Mr. Drobnick. There are no other family relationships among any of the directors or executive officers of the Company.

COMMITTEES

        The Board has established an Audit Committee and a Compensation Committee.

        Compensation Committee.    The Compensation Committee makes recommendations to the Board with respect to the Company's general and specific compensation policies and administers the Company's 1996 Stock Option Plan and the 1998 Director Stock Option Plan.

        For the 2002 fiscal year, the Compensation Committee consisted of Messrs. Brown, Hedrick and Peter W. Mullin and met once. Mr. Mullin resigned from the Board in September 2002.

        Audit Committee.    The Audit Committee reviews the results and scope of the annual audit and the services provided by the Company's independent auditors.

        The Audit Committee currently consists of Messrs. Buchalter, Ginsburg and Valette. Mr. Ginsburg became an audit committee member in May 2002 upon his appointment to the Board. Each of the Audit Committee members are "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. During the Company's 2002 fiscal year, the Audit Committee met five times.

        In accordance with the rules of the National Association of Securities Dealers, Inc., in February 2000, the Board adopted a written audit committee charter which, among other things, specifies:

          (1)  the scope and objectives of the Audit Committee's responsibilities and the processes by which they will be fulfilled; and

          (2)  the Audit Committee's responsibility to oversee the Company's financial reporting, to review the effectiveness and scope of the Company's audits, to review the objectivity and independence of the Company's auditors and to review annually any related party transactions between members of the Board, officers and the Company.

        The foregoing summary is qualified in its entirety by reference to the complete text of the Audit Committee Charter adopted by the Board and which is included as Exhibit A to the Company's fiscal year 2000 Proxy Statement filed with the Securities and Exchange Commission on September 28, 2000. The Audit Committee is currently reviewing and revising its charter in light of the Sarbanes-Oxley Act of 2002 and other recent developments. The Board expects to adopt a revised Audit Committee charter in the near future.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the Company's fiscal 2002, Messrs. Brown, Mullin and Hedrick served on the Company's Compensation Committee. Mr. Brown is an executive officer and director of Venture Co., the general partner of FBB. The Company has agreed to compensate FBB for management services to be provided to the Company as described in more detail below under the caption "Certain Relationships and Related Transactions."

        No executive officer of the Company serves as a member of the board of directors or compensation committee of any other entity which has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

BOARD MEETINGS AND COMPENSATION

        The Board met four times during the Company's 2002 fiscal year. Each director attended all of those meetings.

        For the Company's 2000 fiscal year and thereafter, each of the Company's outside directors received a director's fee of $12,500, plus reimbursement for certain out-of-pocket expenses.

        In April 1998, options were granted to all of the then-current outside directors to purchase 74,975 shares of Class B Common Stock at an exercise price of $12.08 under the 1998 Director Stock Option Plan.

        Under the 1998 Director Stock Option Plan, each of the Company's non-employee directors receives annual options to purchase 10,005 shares of the Company's Class B Common Stock at an exercise price up and to the closing Nasdaq sale price on the date of the grant. The annual options are typically made on May 1 of each year, beginning in 1999. Each non-employee director has received options for 1999 through 2002 if they served as directors during the relevant fiscal year.

        In October 1996, and as amended in May 1997, an affiliate of Messrs. Brown, Binkley, and Forrest entered into a management agreement with the Company, which calls for the annual payment of $125,000 to such affiliate for management services rendered to the Company. See "Certain Relationships and Related Transactions."

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of September 24, 2002 respecting the beneficial ownership of the Class A Common Stock and the Class B Common Stock, the Company's only classes of voting securities, by (i) all persons known by the Company to own more than five percent of either the Class A Common Stock or the Class B Common Stock, (ii) each director, director-nominee, and the "Named Executive Officers" and (iii) all directors and executive officers as a group.

        Except as may be noted in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

	Shares Beneficially Owned
Name and Address of Beneficial Owners	Number of Class A Shares		Percentage of Class A Shares	Number of Class B Shares		Percent of Class B Shares	Percentage of Shares Beneficially Owned(1)
SBIC Partners, L.P 201 Main Street, Suite 2302 Fort Worth, TX 76102	3,000,000		63.7%	—		—	31.5%
Jeffrey B. O'Neill 607 Airpark Road Napa, CA 94558	1,269,603	(2)	27.0%	708,539	(3)	13.7%	20.8%
Scott J. Seligman Revocable Living Trust One Towne Square, Suite 1913 Southfield, MI 48076	—		—	1,229,600		23.8%	12.9%
John Hancock Financial Services, Inc. P.O. Box 111 Boston, MA 02117	—		—	658,595		12.7%	6.9%
Willow Creek Capital Management, LLC(4) 17 E. Sir Francis Drake Blvd., Suite 100 San Rafael, CA 94939	—		—	496,700		8.4%	4.6%
R. Michael Holloway, Trustee 201 Main Street, Suite 3300 Fort Worth, TX 76102	—		—	426,900		8.2%	4.5%
State Street Research & Management Company 1776 Heritage Drive No. Quincy, MA 02171	—		—	389,700		7.5%	4.1%
FMR Corp 82 Devonshire Street Boston, MA 02109	—		—	378,500		7.3%	4.0%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	—		—	324,500		6.3%	3.4%
Exeter(5) 10 East 53rd Street New York, NY 10022	435,757		9.3%	—		—	4.6%
Jeffrey J. Brown(5)(6)	—		—	37,514		*	*
Nicholas B. Binkley(5)(6)	—		—	37,514		*	*
W. Scott Hedrick(7)	—		—	60,008		1.2%	*
Jean-Michel Valette(8)	—		—	10,055		*	*
Lawrence R. Buchalter(9)	—		—	10,005		*	*
David Gale(10)	—		—	108,800		2.1%	1.1%
John G. Kelleher(11)	—		—	6,250		*	*
Jon M. Powell(12)	—		—	12,510		*	*
Michael B. Drobnick(13)	—		—	16,710		*	*
All Directors and Named Executive Officers as a group (11 persons)(14)	4,705,360		100%	1,007,905		19.5%	59.9%

*
Represents beneficial ownership of less than 1% of the outstanding voting power of all shares of Common Stock.

(1)
Percent ownership is based on 9,534,871 shares of Common Stock outstanding, and does not take into account the relative voting power of shares of Class A Common Stock (ten votes per share) and Class B Common Stock (one vote per share).

(2)
Includes 906,771 shares of Class A Common Stock owned by Mr. O'Neill and 362,832 shares of Class A Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(3)
Includes 21,691 shares of Class B Common Stock owned by Mr. O'Neill and 686,848 shares of Class B Common Stock issuable upon the exercise of stock options exercisable within sixty days of September 25, 2002.

(4)
Includes 435,100 shares which Willow Creek Capital Management, LLC has shared voting and dispositive power with Aaron Braun, its control person, and 412,669 shares which Willow Creek Capital Management, LLC has shared voting and dispositive power with WC Capital Management, LLC, a general partner of investment limited partnerships in which Willow Creek Capital Management, LLC is the investment advisor.

(5)
Nicholas B. Binkley, a director of the Company, is an executive officer, director and shareholder of Venture Co. Messrs. Forrest, Binkley and Brown collectively hold all of the outstanding limited partnership interests in FBB. Each of Messrs. Binkley and Brown may be deemed to be beneficial owners of 3,000,000 shares held by SBIC Partners to the extent of their ratable economic interests in SBIC Partners.

(6)
Includes 37,514 shares of Class B Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(7)
Includes 15,000 shares of Class B Common Stock held by Mr. Hedrick and 45,008 shares of Class B Common Stock, issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(8)
Includes 50 shares of Class B Common Stock held by Mr. Valette and 10,005 shares of Class B Common Stock exercisable within sixty days of September 25, 2002.

(9)
Includes 10,005 shares of Class B Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(10)
David Gale serves as the Chief Executive Officer of Delta Dividend Group, Inc., a corporation that holds direct ownership of 88,800 shares of Class B Common Stock. In addition, Mr. Gale holds 20,000 shares of Class B Common Stock under direct ownership.

(11)
Includes 6,250 shares of Class B Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(12)
Includes 12,500 shares of Class B Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(13)
Includes 16,700 shares of Class B Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

(14)
Includes shares held by SBIC Partners and Exeter, and 850,812 of Class B Common Stock issuable upon exercise of stock options exercisable within sixty days of September 25, 2002.

VOTING AGREEMENT

        In April 1998, SBIC Partners (a 5% stockholder and affiliate of FBB and Messrs. Forrest, Binkley and Brown) and Exeter Equity Partners L.P. and Exeter Venture Lenders L.P. (collectively, "Exeter") agreed to certain co-sale rights and rights of first refusal and Mr. O'Neill agreed not to seek to participate in the next registered sale of the Company's Common Stock by SBIC Partners or Exeter. See "Certain Relationships and Related Transactions."

EXECUTIVE COMPENSATION

        The following table sets forth for the Company's 2000, 2001 and 2002 fiscal years, a summary of compensation awarded to, earned by, or paid to, the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers who were serving as of June 30, 2002 (the "Named Executive Officers").

Summary Compensation Table

	Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options/SARs	All Other Compensation(1)		Total Compensation
Jeffrey B. O'Neill	2002	$350,012	$16,667	150,000	$12,337		$379,016
Chief Executive	2001	350,012	147,000	—	443,583	(2)	940,595
Officer and President	2000	350,012	—	—	49,583		399,595
Jon M. Powell	2002	$188,769	$—	30,000	$9,576		$198,345
Vice President	2001	168,231	75,000	25,000	8,654		251,885
Operations
John G. Kelleher	2002	$175,000	$—	30,000	$9,450		$184,450
Chief Financial	2001	77,404	35,000	25,000	4,154		116,558
Officer
Michael B. Drobnick	2002	$140,000	$—	25,000	$3,762		$143,762
Vice President	2001	140,000	50,000	—	3,783		193,783
Bulk Sales	2000	140,000	90,000	—	1,545		231,545
Jay L. Essa	2002	$129,808	$—	40,000	$11,244		$141,052

(1)
Consists of interest payment on promissory note, disability insurance premiums, moving expenses, and/or car expenses paid by the Company and the proportionate value of Mr. O'Neill's life insurance policy the Company has agreed to assign to Mr. O'Neill's family trust.

(2)
Includes interest payment on promissory note paid to Mr. O'Neill of $382,704 in fiscal 2001.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

        The following table sets forth certain information regarding stock options granted during the Company's 2002 fiscal year to the Named Executive Officers. No stock appreciation rights were granted to such persons during the Company's 2002 fiscal year.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year
			Exercise of Base Price ($/Sh)(1)	Expiration Date
					5%	10%
Jeffrey B. O'Neill	150,000	28.2%	$6.35	8/20/11	$599,022	$1,518,040
Jay L. Essa	40,000	7.5%	$4.75	3/5/12	$119,490	$302,811
John G. Kelleher	30,000	5.6%	$4.75	3/5/12	$89,617	$227,108
Jon M. Powell	30,000	5.6%	$4.75	3/5/12	$89,617	$227,108
Michael B. Drobnick	25,000	4.7%	$4.75	3/5/12	$74,681	$189,257

(1)
The exercise price per share of these options was equal to or greater than the fair market value of the Common Stock on the date of grant.

(2)
The potential realizable value is calculated based on the term of the option at its time of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

        The following table sets forth information regarding each exercise of stock options during the Company's 2002 fiscal year, and the number and value of unexercised stock options held by each Named Executive Officer as of the same date. The closing price of the Common Stock on June 28, 2002, the last trading day of the Company's 2002 fiscal year, was $2.73 per share based on the NASDAQ closing price.

			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End(#)	Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End ($)
Name	Shares Acquired on Exercise(#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Jeffrey B. O'Neill	—	—	1,012,180/150,000	—/—
John G. Kelleher	—	—	6,250/48,750	—/—
Jon M. Powell	—	—	6,250/48,750	—/—
Michael B. Drobnick	—	—	16,700/25,000	—/—
Jay L. Essa	—	—	—/40,000	—/—

KEY MAN LIFE INSURANCE

        The Company, through Golden State Vintners, currently maintains a life insurance policy in the amount of $10 million on the life of Mr. O'Neill. The Company has agreed to assign a $2 million portion of this policy to Mr. O'Neill's family trust.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

        From April 27, 1995 until December 31, 1997, Mr. O'Neill served as President and Chief Executive Officer of Golden State Vintners pursuant to an employment agreement dated as of April 27, 1995 (the "Old Agreement"), which provided him with an annual salary of not less than $300,000, subject to annual increases, and an annual bonus based on a sliding scale of EBITDA (as defined in the Old Agreement). Effective as of January 1, 1998, the Company and Mr. O'Neill entered into a new employment agreement (the "New Employment Agreement"), which provides for Mr. O'Neill to serve as President and Chief Executive Officer of the Company on the terms and subject to the conditions set forth therein. Under the New Employment Agreement, Mr. O'Neill receives annual compensation of $350,000, a bonus to be paid in the discretion of the Board and the reimbursement of certain expenses. The New Employment Agreement also provides for the payment of severance to Mr. O'Neill equal to two years of his base compensation and for the acceleration of any options then held by Mr. O'Neill if his employment is terminated for certain reasons, including any termination of his employment within six months of a "Change in Control." The New Employment Agreement defines a Change in Control to include the sale by the Company of all or substantially all of its capital stock or assets or the consummation of any transaction or series of related transactions, including any merger, reorganization or recapitalization, in which any person or group acquires beneficial ownership of more than 50% of the outstanding capital stock of the Company. The term of the New Employment Agreement expired June 30, 2001 and is currently in the process of renewal.

        On June 23, 2000, the Company entered into an employment agreement with Jon M. Powell to serve as Vice President, Operations. The initial term of this agreement was from July 17, 2000 to July 16, 2001 and is automatically extended for additional one-year terms unless earlier terminated or suspended. Under this agreement, Mr. Powell receives an annual base salary of $180,000, a one-time stock option grant to purchase 25,000 shares of the Company's Class B Common Stock based on certain vesting criteria and a monthly car allowance. In addition, Mr. Powell will be eligible to receive an annual incentive bonus targeted at 35% of his base annual salary.

        On November 14, 2000, the Company entered into an employment agreement with John G. Kelleher to serve as Chief Financial Officer. Under this agreement, Mr. Kelleher receives an annual base salary of $175,000 annually, a one-time stock option grant to purchase 25,000 shares of the Company's Class B Common Stock based on certain vesting criteria and a monthly car allowance. In addition, Mr. Kelleher will be eligible to receive an annual incentive bonus targeted at 35% of his base salary.

        On July 18, 2001, the Company entered into an employment agreement with Jay Essa to serve as Vice President, Sales and Marketing. Under this agreement, Mr. Essa receives an annual base salary of $150,000 annually, a one-time stock option grant to purchase 25,000 shares of the Company's Class B Common Stock based on certain vesting criteria and a monthly car allowance. In addition, Mr. Essa will be eligible to receive an annual incentive bonus at targeted at 35% of his base salary.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Under Section 145 of the Delaware General Corporation Law ("Delaware Law"), the Company can indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. The Company's Certificate of Incorporation provides that the Company will indemnify its directors, officers, employees and other agents to the fullest extent permitted by law.

        In addition, the Company's Certificate of Incorporation provides that the Company's directors shall not be liable for monetary damages for breach of such directors' fiduciary duty of care to the Company and its stockholders except for liability for breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware Law. This provision in the Certificate of Incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware Law. The provision also does not affect a director's responsibilities under any other law, such as the federal or state securities or environmental laws.

        At the 1999 Annual Meeting of Stockholders, the Company's stockholders approved a form of indemnification agreement to be entered into between the Company, its directors and, certain of its officers and other agents. The indemnification agreement attempts to provide the Company's directors and certain officers and agents the maximum indemnification allowed under applicable law and under the Company's Certificate of Incorporation. The indemnification agreement expands the scope of indemnification provided by Section 145 of the Delaware Law.

        There is no pending litigation or proceeding involving a director, officer, employee or other agent of the Company as to which indemnification is being sought, nor is the Company aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

STOCK OPTION PLANS

        1996 Stock Option Plan.    The Company's 1996 Stock Option Plan became effective in December 1996 upon adoption by the Board and approval of the stockholders. The 1996 Stock Option Plan provides for the grant of options in the form of incentive stock options and nonstatutory stock options to officers, key employees and consultants of the Company or its subsidiaries and members of the Board. A total of 1,031,093 shares of Class B Common Stock and 362,832 shares of Class A Common Stock have been reserved for issuance under the 1996 Stock Option Plan.

        The 1996 Stock Option Plan is administered by a committee appointed by the Board (the "Committee"). The Board may amend the 1996 Stock Option Plan and, with the consent of each participant adversely affected, the Committee may make such changes in the terms and conditions of granted options as it shall deem advisable.

        The purchase price per share of the shares of Common Stock underlying each option granted under the 1996 Stock Option Plan is established by the Committee but shall not be less than 100% of the fair market value of the Common Stock on the date of grant, provided that if the optionee is a 10% stockholder of the Company (as defined in Section 422(b)(6) of the Internal Revenue Code of 1986, as amended) at the time such optionee is granted an incentive stock option, the purchase price per share of the shares of Common Stock shall be not less than 110% of said fair market value.

        The 1996 Stock Option Plan provides that, in the event of the dissolution, liquidation or sale of the Company, any merger or reorganization of the Company, or acquisition by any person or group of beneficial ownership of more than 50% of the Company's then outstanding shares of capital stock, the 1996 Stock Option Plan and each outstanding option granted thereunder shall terminate. Upon the happening of such event, each participant under the 1996 Stock Option Plan who is not tendered a substitute option by the entity surviving such event or who does not accept any such substituted option, shall have the right to exercise, in whole or in part, any vested and exercisable options which have not then expired.

        As of June 30, 2002, options to purchase a total of 362,832 shares of Class A Common Stock and 642,529 shares of Class B Common Stock were outstanding under the 1996 Stock Option Plan. Such options have per share exercise prices ranging from $3.47 to $12.07, or a weighted average per share exercise price of $4.98. Expiration dates range from August 2006 to March 2012.

        1998 Director Stock Option Plan.    The Company's 1998 Director Stock Option Plan (the "Director Plan") became effective in April 1998 upon adoption by the Board and approval by the stockholders. The Director Plan provides for the grant of nonstatutory stock options to the non-employee members of the Board. A total of 348,000 shares of Class B Common Stock have been reserved for issuance under the Director Plan.

        The purchase price per share of the shares of Common Stock underlying each option granted under the Director Plan shall be the closing sale price of such shares on the date of grant if the Common Stock is listed on any established stock exchange or national market system or the price established by the committee administering the Director Plan, which shall not be less than 100% of the fair market value of the Common Stock on the date of grant.

        The Director Plan provides that, in the event of the dissolution or liquidation of the Company, the merger or sale of all or substantially all assets of the Company requiring shareholder approval, or acquisition by any person or group of beneficial ownership of the securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding shares, any options outstanding under the Director Plan that are not yet exercisable and vested shall become fully exercisable and vested.

        As of June 30, 2002, options to purchase a total of 295,109 shares of Class B Common Stock were outstanding under the Director Plan. Such options have per share exercise prices ranging from $3.10 to $12.08. None of such options have been exercised. Expiration dates for these options range from April 2008 to May 2012.

COMPENSATION COMMITTEE REPORT ON COMPENSATION
OF EXECUTIVE OFFICERS

        The Compensation Committee met once during the Company's 2002 fiscal year. Executive compensation for the Company's 2002 fiscal year was paid pursuant to employment agreements previously approved by the Board and pursuant to the Company's existing policies. The general policies of the Compensation Committee are set forth below.

        General.    The Compensation Committee of the Board (the "Committee") administers the Company's executive compensation program. The Committee is composed entirely of directors who are not employees of the Company or a parent or subsidiary of the Company.

        The objective of the Company's executive compensation program is to develop and maintain executive reward programs which (i) contribute to the enhancement of stockholder value, (ii) are competitive with the pay practices of other industry-leading companies and (iii) attract, motivate and retain key executives who are critical to the long-term success of the Company. As discussed below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentives and stock option grants under the Company's 1996 Stock Option Plan. These elements are designed to operate on an integrated basis and together comprise total compensation value.

        Base Salary.    Base salary levels for the Company's executives are established to compensate executives for their level of responsibility and management skills.

        Annual Cash Incentives.    The annual cash incentive, typically paid as a bonus, is designed to provide a short-term (one-year) incentive. The Company does not adhere to any firmly established formulas for the award of annual cash incentives. Rather, incentive awards are based on the achievement of corporate and individual performance for the year, including subjective factors. The Summary Compensation Table shows annual cash incentives paid to the Named Executive Officers, including the Chief Executive Officer during the Company's 2000, 2001 and 2002 fiscal years.

        Stock Options.    Stock options are designed to provide long-term incentives and rewards tied to the price of the Common Stock. Given the fluctuations of the stock market, stock price performance and financial performance are not always consistent. The Committee believes that stock options, which provide value to participants only when the Company's stockholders benefit from stock price appreciation, are an important component of the Company's executive compensation program. The number of options or shares of stock currently held by an executive is not a factor in determining individual grants, and the Committee has not established any target level of ownership of the Common Stock by its executives. However, retention of shares by executives is encouraged.

        The Company does not adhere to any firmly established formulas for the issuance of options. The Summary Compensation Table shows the options granted to the Named Executive Officers during the Company's 2000, 2001 and 2002 fiscal years.

        In accordance with the provisions of the Plans, the exercise price of all options granted was equal to the market value of the underlying Common Stock on the date of grant. Accordingly, the value of these grants to the officers is dependent solely upon the future growth and share value of the Common Stock.

AUDIT COMMITTEE REPORT

        The Audit Committee monitors the Company's internal accounting controls and confers with the Company's independent auditors and reviews the results of their auditing engagement. The Company's Board of Directors adopted a written charter for the Audit Committee on February 29, 2000. A copy of the charter was included as an exhibit to the Company's Proxy Statement filed with the Securities and Exchange Commission on September 28, 2000.

        The Audit Committee has reviewed the Company's audited consolidated financial statements and discussed such statements with the Company's management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent accountants during the 2002 fiscal year, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

        The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and be filed with the Securities and Exchange Commission.

        This report of the Audit Committee shall not be deemed incorporated by reference by any general statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

        The foregoing report is given by the members of the Audit Committee, namely:

Lawrence R. Buchalter
Paul M. Ginsburg
Jean-Michel Valette

PERFORMANCE GRAPH

        The line graph below compares the cumulative total return to holders of the Class B Common Stock in the period from July 22, 1998 (the date on which trading in the Company's Class B Common Stock commenced on The Nasdaq National Market) to June 30, 2002, with the cumulative total return in the same period on (i) The Nasdaq Stock Market Index (U.S.) and (ii) a peer group index comprised of nine companies whose returns have been weighted based on market capitalization as of the beginning of each period for which a return is indicated: Brown-Forman Corporation, The Robert Mondavi Corp., Constellation Brands, Inc., The Chalone Wine Group, Ltd., Scheid Vineyards, Inc., and Willamette Valley Vineyards, Inc. The graph assumes an investment of $100.00 on July 22, 1998 in the Company and in two comparison indices. "Total return," for purposes of the graph, assumes reinvestment of all dividends.

        The information contained in the performance graph shall not be deemed to be "soliciting materials" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any of the Company's existing shelf registrations or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
AMONG GOLDEN STATE VINTNERS, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

*100 invested on 7/22/98 in stock or index-
including reinvestment of dividends.
Fiscal year ending June 30.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In October 1996, as amended in May 1997, the Company agreed to pay an annual fee of $125,000 to Forrest Binkley & Brown Partners L.P., an affiliate of Messrs. Forrest, Brown, and Binkley and of SBIC Partners, a 5% Stockholder, as compensation for management services to be provided with respect to the Company's operations. In exchange for the annual fee, FBB advises the Company regarding its indebtedness and plans for expansion, and provides assistance to the Company in its fund raising activities and presentations to financial analysts.

        In April 1998, SBIC Partners (a 5% Stockholder and affiliate of Forrest Binkley & Brown Partners L.P. and of Messrs. Forrest, Binkley, and Brown) and Exeter Equity Partners L.P. and Exeter Venture Lenders, L.P. (collectively, "Exeter" and each an affiliate of Mr. Fox) agreed to certain co-sale rights and rights of first refusal and Mr. O'Neill agreed not to seek to participate in the next registered sale of Class B Common Stock by SBIC Partners and Exeter, if any.

        In April 1998, in connection with its participation in the Company's initial public offering, John Hancock agreed to waive all prepayment penalties due with respect to the Company's repurchase of the shares of Senior Preferred Stock held by John Hancock.

        The Company's directors, other than Mr. O'Neill, have been granted nonqualified stock options under the Director Plan. See "Management—Stock Option Plans—Director Plan."

        The Company has entered into indemnification agreements with its directors. See "Indemnification of Directors and Officers." The agreements require the Company to indemnify such individuals for certain liabilities to which they may be subject as a result of their affiliation with the Company, to the fullest extent permitted by Delaware law.

        The Company believes that the foregoing transactions were in its best interests and on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act ("Section 16") requires the Company's executive officers, directors and beneficial owners of more than 10% of the Company's common stock (collectively, "Insiders") to file reports of ownership and changes in ownership of Common Stock of the Company with the Securities and Exchange Commission and to furnish the Company with copies of all Section 16(a) forms they file. The Company became subject to Section 16 in conjunction with the registration of its common stock under the Exchange Act effective July 21, 1998.

        A Form 5 disclosing the sale of 500 shares of the Company's Class B Common Stock by Mr. O'Neill pursuant to his Rule 1065-1 Sales Plan was filed in October 2002, after the required filing dates for such form. Based solely on its review of the copies of such forms received by it, the Company believes that its insiders have otherwise complied with all applicable filing requirements during fiscal 2002.

RATIFICATION OF APPOINTMENT OF THE
COMPANY'S INDEPENDENT AUDITORS
(Proxy Item No. 2)

        The Board has reappointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2003, subject to ratification by the stockholders at the Meeting. Deloitte & Touche LLP has been the Company's independent auditor since 1994. Representatives of Deloitte & Touche LLP are not expected to be in attendance at the 2002 Annual Meeting.

Audit Fees

        The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $179,770, all of which were attributable to Deloitte & Touche.

Financial Information Systems Design and Implementation Fees

        Deloitte & Touche did not render professional services related to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees

        The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended June 30, 2002, were $117,166. These fees relate to unclaimed property, establishment of European office, fuel tax, property tax consulting, audit and tax activities in support of the Company. The Audit Committee believes that these fees are compatible with maintaining Deloitte & Touche's independence.

RECOMMENDATION

        The Board recommends a vote "For" ratification and appointment of Deloitte & Touche LLP as the Company's independent auditors.

VOTE REQUIRED

        A majority of affirmative votes of the shares entitled to be voted, in person or by proxy, and voting on this matter is required for approval.

APPROVAL OF AMENDMENT
TO THE COMPANY'S 1996 STOCK OPTION PLAN
(Proxy Item No. 3)

        A total of 362,832 and 1,031,093 shares of Class A and Class B Common Stock, respectively, have been reserved for issuance under the Company's 1996 Stock Option Plan. The Board believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain experienced and competent employees and to provide an incentive to them to exert their best efforts on behalf of the Company. Accordingly, at its November 16, 2001 meeting, the Board approved an amendment to the 1996 Stock Option Plan, subject to stockholder approval, to reserve an additional 500,000 shares of Class B Common Stock under the 1996 Stock Option Plan, thereby increasing the total number of shares reserved for issuance under the 1996 Stock Option Plan from 1,393,925 to 1,893,925 shares, of which 362,832 and 1,531,093 shall be Class A and Class B Common Stock, respectively.

        The Company has utilized stock option grants broadly to recognize key performers at every level throughout the organization. Grants have also been used to provide a link between employees and the performance of the Company. The Board believes it is critical in developing the organization to provide an opportunity for employees to be equity holders and to understand the part their contributions can have in the success of the organization.

        A summary of the basic terms and provisions of the 1996 Stock Option Plan is provided in Proxy Item No. 1.

        Proposed Amendment.    If the proposal is adopted, Section 5 of the 1996 Stock Option Plan will be amended to read as follows:

          "Section 5.    Shares Subject to Plan.    The aggregate amount of shares of Class A and Class B Common Stock for which Options may be granted pursuant to the Plan shall be 1,893,925, of which 362,832 shall be Class A Common Stock and 1,531,093 shall be Class B Common Stock. The number of shares of Class A and Class B Common Stock which may be purchased by a Participant upon exercise of each Option shall be determined by the Committee and set forth in each Option Agreement. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any shares of Class A or Class B Common Stock acquired pursuant to the Plan are reacquired by the Company, (a) any share of Class B Common Stock which have not been purchased or (b) the shares of Class B Common Stock reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan. Notwithstanding the preceding sentence, shares subject to a terminated option shall continue to be considered to be outstanding for purposes of determining the maximum number of shares that may be issued to a single Participant. Similarly, the repricing of an Option will be considered the grant of a new Option for this purpose."

RECOMMENDATION

        The Board recommends a vote "For" approval of amendment of the 1996 Stock Option Plan.

VOTE REQUIRED

        A majority of affirmative votes of the shares entitled to be voted, in person or by proxy, and voting on this matter is required for approval.

APPROVAL OF AMENDMENT
TO THE COMPANY'S 1998 DIRECTOR STOCK OPTION PLAN
(Proxy Item No. 4)

        A total of 348,000 shares of Class B Common Stock have been reserved for issuance under the Company's 1998 Director Stock Option Plan. Additional shares are needed under the 1998 Director Stock Option Plan as the Plan provides for annual grants of options to purchase 10,005 shares of Class B Common Stock to each non-employee director who has remained in continuous service. The Company believes that the availability of stock incentives is an important factor in the Company's ability to attract and retain non-employee directors. Accordingly, at its September 18, 2002 meeting, the Board approved an amendment to the 1998 Director Stock Option Plan, subject to stockholder approval, to reserve an additional 100,000 shares of Class B Common Stock under the 1998 Director Stock Option Plan, thereby increasing the total number of shares reserved for issuance under the 1998 Director Stock Option Plan from 348,000 to 448,000 shares.

        A summary of the basic terms and provisions of the 1998 Director Stock Option Plan is provided in Proxy Item No. 1.

        Proposed Amendment.    If the proposal is adopted, Section 3 of the 1998 Director Stock Option Plan will be amended to read as follows:

          3.    Shares Available.    Subject to the provisions of Section 6(b) of the Plan, the maximum number of shares of Common Stock which may be issued under the Plan shall not exceed 448,000 shares. Either authorized and unissued shares of Common Stock or treasury shares may be delivered pursuant to the Plan. The number of shares subject to an Option which lapses, expires or is otherwise terminated without the issuance of such shares, shall increase the number of shares available under this Plan.

RECOMMENDATION

        The Board recommends a vote "For" approval of amendment of the 1998 Director Stock Option Plan.

VOTE REQUIRED

        A majority of affirmative votes of the shares entitled to be voted, in person or by proxy, and voting on this matter is required for approval.

OTHER MATTERS

        The Company does not know of any matter other than those discussed in the foregoing materials contemplated for action at the Meeting. Should any other matter be properly brought before the Meeting, it is the intention of the persons named in the proxies to vote in accordance with the recommendation of the Board to the extent permitted by applicable law. Discretionary authority for them to do so is contained in the proxy.

FINANCIAL STATEMENTS

        Stockholders should refer to the Consolidated Financial Statements and Supplemental Data, Management's Discussion and Analysis, and Selected Financial Data set forth in the Company's Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on September 30, 2002.

SUBMISSION OF STOCKHOLDER
PROPOSALS FOR 2003 ANNUAL MEETING

        Any proposal which a stockholder wishes to have presented at the 2003 Annual Meeting and included in the Company's proxy statement for that meeting must be received by the Company, at its principal executive office, 607 Airpark Road, Napa, California 94558, no later than August 31, 2003. Proposals should be addressed to the attention of the Chief Financial Officer of the Company. In order to avoid controversy as to the date on which a proposal was received by the Company, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

        The Bylaws of the Company provide that in order for a stockholder to bring business before or propose director nominations at an annual meeting of stockholders, the stockholder must provide advance notice of such proposal or nomination. Specifically, the stockholder must give written notice to the Corporate Secretary not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting. The notice must contain specified information about the proposed business or each nominee and abut the stockholder making the proposal or nomination. In the event that less than seventy (70) days' prior notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting date was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

                      By Order of the Board of Directors,

                      Jeffrey J. Brown
                      Chairman of the Board

Napa, California

\*/        DETACH PROXY CARD HERE        \*/

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PROXY

GOLDEN STATE VINTNERS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
for Annual Meeting of Stockholders, November 15, 2002

        The undersigned, stockholder(s) of Golden State Vintners, Inc. do(es) hereby appoint the corporation's Secretary and President, and each of them, proxies, each with full power of substitution, for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of Golden State Vintners, Inc., to be held on November 15, 2002, and at any and all postponements or adjournments thereof, to vote all shares of capital stock held by the undersigned, with all powers that the undersigned would possess if personally present, on each of the matters referred to herein.

        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" ELECTION OF MANAGEMENT'S DIRECTOR-NOMINEES, "FOR" RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

See Reverse Side

\*/        DETACH PROXY CARD        \*/

Please Detach Here
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope

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1.	ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as indicated to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Nominees:	01 Jeffrey J. Brown, 02 Jeffrey B. O'Neill, 03 Nicholas B. Binkley, 04 David Gale, 05 Lawrence R. Buchalter, 06 W. Scott Hedrick, 07 Jean-Michel Valette and 08 Paul M. Ginsburg.
(INSTRUCTION: To withhold authority to vote for any individual Nominee, write that Nominee's name in the space provided below.)

☐	FOR	☐	AGAINST	☐	ABSTAIN	2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending June 30, 2003.
☐	FOR	☐	AGAINST	☐	ABSTAIN	3.	Proposal to increase the number of shares of the Company's Class B Common Stock reserved for issuance under the 1996 Stock Option Plan by 500,000.
☐	FOR	☐	AGAINST	☐	ABSTAIN	4.	Proposal to increase the number of shares of the Company's Class B Common Stock reserved for issuance under the 1998 Director Stock Option Plan by 100,000.
☐	FOR	☐	AGAINST	☐	ABSTAIN	5.	In their discretion, upon such other matters as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.
☐	MARK HERE FOR ADDRESS CHANGE AND NOTE AT BELOW	☐	MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING (You may still submit this proxy)
Signature
Date
Signature
Date

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

QuickLinks

INFORMATION CONCERNING THE SOLICITATION
VOTING PROCEDURES
ELECTION OF DIRECTORS (Proxy Item No. 1)
EXECUTIVE COMPENSATION
Summary Compensation Table
COMPENSATION COMMITTEE REPORT ON COMPENSATION OF EXECUTIVE OFFICERS
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RATIFICATION OF APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS (Proxy Item No. 2)
APPROVAL OF AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN (Proxy Item No. 3)
APPROVAL OF AMENDMENT TO THE COMPANY'S 1998 DIRECTOR STOCK OPTION PLAN (Proxy Item No. 4)
OTHER MATTERS
FINANCIAL STATEMENTS
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING